SPDR® Dow Jones Industrial AverageSM ETF Trust

(“SPDR DJIA TRUST”)

A Unit Investment Trust

Semi-Annual Report

April 30, 2011

(Unaudited)

“Dow Jones Industrial Averagesm”, “DJIA®, “Dow Jones®”, “The Dow®” and “DIAMONDS®” are trademarks and service marks of Dow Jones & Company, Inc. (“Dow Jones”) and have been licensed for use for certain purposes by State Street Global Markets, LLC pursuant to a “License Agreement” with Dow Jones and have been sublicensed for use for certain purposes to the Trust, PDR Services LLC and NYSE Arca, Inc. pursuant to separate “Sublicenses.” SPDR DJIA Trust is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in the Trust.

“SPDR” is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”) and has been licensed for use by State Street Corporation. No financial product offered by State Street Corporation or its affiliates is sponsored, endorsed, sold or promoted by S&P or its affiliates, and S&P and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding units/ shares in such products.

Precise in a world that isn’t. TM

SPDR Dow Jones Industrial Average ETF Trust
Schedule of Investments
April 30, 2011 (Unaudited)

Common Stocks	Shares	Value

3M Co.	6,395,363	$621,693,237
Alcoa, Inc.	6,395,363	108,721,171
American Express Co.	6,395,363	313,884,416
AT&T, Inc.	6,395,363	199,023,697
Bank of America Corp.	6,395,363	78,535,058
Caterpillar, Inc.	6,395,363	738,088,844
Chevron Corp.	6,395,363	699,908,527
Cisco Systems, Inc.	6,395,363	112,302,574
E. I. du Pont de Nemours & Co.	6,395,363	363,192,665
Exxon Mobil Corp.	6,395,363	562,791,944
General Electric Co.	6,395,363	130,785,173
Hewlett-Packard Co.	6,395,363	258,180,804
Intel Corp.	6,395,363	148,308,468
International Business Machines Corp.	6,395,363	1,090,921,020
Johnson & Johnson	6,395,363	420,303,256
JPMorgan Chase & Co.	6,395,363	291,820,414
Kraft Foods, Inc. (Class A)	6,395,363	214,756,290
McDonald’s Corp.	6,395,363	500,820,876
Merck & Co., Inc.	6,395,363	229,913,300
Microsoft Corp.	6,395,363	166,407,345
Pfizer, Inc.	6,395,363	134,046,808
The Boeing Co.	6,395,363	510,222,060
The Coca-Cola Co.	6,395,363	431,431,188
The Home Depot, Inc.	6,395,363	237,523,782
The Procter & Gamble Co.	6,395,363	415,059,059
The Travelers Cos., Inc.	6,395,363	404,698,571
The Walt Disney Co.	6,395,363	275,640,145
United Technologies Corp.	6,395,363	572,896,618
Verizon Communications, Inc.	6,395,363	241,616,814
Wal-Mart Stores, Inc.	6,395,363	351,617,058

Total Common Stocks (a) (Cost $11,434,582,532)		$10,825,111,182

(a)	The values of the securities of the Trust are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust
Schedule of Investments (continued)
April 30, 2011 (Unaudited)

INDUSTRY BREAKDOWN AS OF APRIL 30, 2011*

Industry**	Value

Oil, Gas and Consumable Fuels	$1,262,700,471
IT Services	1,090,921,020
Aerospace and Defense	1,083,118,678
Pharmaceuticals	784,263,364
Industrial Conglomerates	752,478,410
Machinery	738,088,844
Hotels, Restaurants & Leisure	500,820,876
Diversified Telecommunication Services	440,640,511
Beverages	431,431,188
Household Products	415,059,059
Insurance	404,698,571
Diversified Financial Services	370,355,472
Chemicals	363,192,665
Food and Staples Retailing	351,617,058
Consumer Finance	313,884,416
Media	275,640,145
Computers and Peripherals	258,180,804
Specialty Retail	237,523,782
Food Products	214,756,290
Software	166,407,345
Semiconductors and Semiconductor Equipment	148,308,468
Communications Equipment	112,302,574
Metals and Mining	108,721,171

Total	$10,825,111,182

*	SPDR DJIA Trust’s industry breakdown is expressed as market value by industry and may change over time.

**	Each security is valued based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)

ASSETS
Investments in unaffiliated securities, at value	$10,825,111,182
Cash	10,664,012
Receivable for units of fractional undivided interest (“Units”) issued in-kind	798,035
Dividends receivable	13,311,298

Total Assets	10,849,884,527

LIABILITIES
Income distribution payable	8,654,445
Accrued trustee expense	470,200
Accrued expenses and other liabilities	3,703,121

Total Liabilities	12,827,766

NET ASSETS	$10,837,056,761

NET ASSETS CONSIST OF:
Paid in capital (Note 4)	$13,027,947,527
Undistributed net investment income	5,031,759
Accumulated net realized loss on investments	(1,586,451,175)
Net unrealized depreciation on investments	(609,471,350)

NET ASSETS	$10,837,056,761

NET ASSET VALUE PER UNIT	$127.88

UNITS OUTSTANDING, UNLIMITED UNITS AUTHORIZED, $0.00 PAR VALUE	84,742,867

COST OF INVESTMENTS	$11,434,582,532

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust
Statements of Operations

	For the Six Months Ended
	April 30, 2011	For the Year Ended	For the Year Ended	For the Year Ended
	(Unaudited)	October 31, 2010	October 31, 2009	October 31, 2008

INVESTMENT INCOME
Dividend income	$114,228,898	$222,616,182	$258,082,109	$234,266,377

EXPENSES
Trustee expense	2,737,467	5,170,959	4,465,047	4,878,701
Marketing expense	2,684,734	4,956,465	4,583,583	5,319,946
DJIA license fee	1,839,411	3,404,310	3,155,722	4,152,507
Legal and audit services	156,838	436,458	199,547	181,128
Other expenses	246,454	596,111	337,558	389,842

Total Expenses	7,664,904	14,564,303	12,741,457	14,922,124

NET INVESTMENT INCOME	106,563,994	208,051,879	245,340,652	219,344,253

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions	399,907,309	56,806,457	(1,286,963,860)	(172,099,218)
Net change in unrealized appreciation (depreciation)	883,322,792	908,029,583	1,286,025,132	(3,238,666,792)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	1,283,230,101	964,836,040	(938,728)	(3,410,766,010)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,389,794,095	$1,172,887,919	$244,401,924	$(3,191,421,757)

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust
Statements of Changes in Net Assets

	For the Six Months
	Ended	For the Year	For the Year	For the Year
	April 30, 2011	Ended	Ended	Ended
	(Unaudited)	October 31, 2010	October 31, 2009	October 31, 2008

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$106,563,994	$208,051,879	$245,340,652	$219,344,253
Net realized gain (loss) on investment transactions	399,907,309	56,806,457	(1,286,963,860)	(172,099,218)
Net change in unrealized appreciation (depreciation)	883,322,792	908,029,583	1,286,025,132	(3,238,666,792)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:	1,389,794,095	1,172,887,919	244,401,924	(3,191,421,757)

NET EQUALIZATION CREDITS AND CHARGES	365,875	(6,394,413)	(12,761,900)	1,639,517

DISTRIBUTIONS TO UNITHOLDERS FROM NET INVESTMENT INCOME	(124,345,226)	(201,712,941)	(231,359,719)	(218,527,182)

INCREASE (DECREASE) IN NET ASSETS FROM UNIT TRANSACTIONS:
Net proceeds from sale of Units	11,234,624,210	13,886,085,189	24,458,446,137	43,007,862,019
Net proceeds from reinvestment of distributions	—	70,649	1,820,420	1,388,124
Cost of Units repurchased	(9,721,655,425)	(14,187,655,154)	(26,198,575,593)	(39,824,961,718)
Net income equalization	(365,875)	6,394,413	12,761,900	(1,639,517)

NET INCREASE (DECREASE) IN NET ASSETS FROM ISSUANCE AND REDEMPTION OF UNITS	1,512,602,910	(295,104,903)	(1,725,547,136)	3,182,648,908

NET INCREASE (DECREASE) IN NET ASSETS DURING PERIOD	2,778,417,654	669,675,662	(1,725,266,831)	(225,660,514)

NET ASSETS BEGINNING OF PERIOD	8,058,639,107	7,388,963,445	9,114,230,276	9,339,890,790

NET ASSETS END OF PERIOD*	$10,837,056,761	$8,058,639,107	$7,388,963,445	$9,114,230,276

UNIT TRANSACTIONS:
Units sold	93,900,000	131,950,000	286,350,000	366,850,000
Units issued from reinvestment of distributions	—	679	21,340	11,778
Units redeemed	(81,600,000)	(135,550,000)	(308,100,000)	(336,200,000)

NET INCREASE (DECREASE)	12,300,000	(3,599,321)	(21,728,660)	30,661,778

*Includes undistributed (distribution in excess of) net investment income	$5,031,759	$22,812,991	$16,474,053	$2,493,120

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust
Financial Highlights
Selected data for a Unit outstanding throughout each year

	For the Six
	Months
	Ended		For The Year	For The Year	For The Year	For The Year	For The Year
	April 30, 2011		Ended	Ended	Ended	Ended	Ended
	(Unaudited)		October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006

Net asset value, beginning of year	$111.24		$97.17	$93.22	$139.17	$120.69	$104.31

Investment operations:
Net investment income (1)	1.40		2.64	2.76	2.96	2.85	2.45
Net realized and unrealized gain (loss)	16.89		14.14	4.01	(45.91)	18.57	16.37

Total from investment operations	18.29		16.78	6.77	(42.95)	21.42	18.82

Net equalization credits and charges (1)	0.00	(2)	(0.08)	(0.14)	0.02	(0.24)	(0.03)

Less distributions from:
Net investment income	(1.65)		(2.63)	(2.68)	(3.02)	(2.70)	(2.41)

Net asset value, end of year	$127.88		$111.24	$97.17	$93.22	$139.17	$120.69

Total investment return (3)	16.56%		17.36%	7.56%	(31.23)%	17.72%	18.23%
Ratios and supplemental data
Ratio to average net assets:
Net investment income	2.38	% (4)	2.52%	3.21%	2.49%	2.19%	2.21%
Total expenses	0.17	% (4)	0.18%	0.17%	0.17%	0.16%	0.18%
Total expenses excluding Trustee earnings credit	0.17	% (4)	0.18%	0.17%	0.17%	0.14%	0.17%
Portfolio turnover rate (5)	0.00%		0.12%	5.39%	11.27%	1.45%	0.01%
Net assets, end of year (000’s)	$10,837,057		$8,058,639	$7,388,963	$9,114,230	$9,339,891	$6,559,618

(1)	Per Unit numbers have been calculated using the average shares method, which more appropriately presents per Unit data for the period.

(2)	Amount shown represents less than $0.005 per share.

(3)	Total return is calculated assuming a purchase of a Unit at net asset value per Unit on the first day and a sale at net asset value per Unit on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per Unit on the respective payment dates of the Trust. Total return for a period of less then one year is not annualized. Broker commission charges are not included in this calculation.

(4)	Annualized.

(5)	Portfolio turnover ratio does not include securities received or delivered from processing creations or redemptions of Units.

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust
Notes to Financial Statements
April 30, 2011 (Unaudited)

Note 1 —	Organization
SPDR Dow Jones Industrial Average ETF Trust (the “Trust”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Dow Jones Industrial Average (the “DJIA”). Each unit of fractional undivided interest in the Trust is referred to as a “Unit”. The Trust commenced operations on January 14, 1998 upon the initial issuance of 500,000 Units (equivalent to ten “Creation Units” — see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.

Under the Amended and Restated Standard Terms and Conditions of the Trust, as amended (“Trust Agreement”), PDR Services, LLC, as Sponsor of the Trust (“Sponsor”), and State Street Bank and Trust Company, as Trustee of the Trust (“Trustee”), are indemnified against certain liabilities arising from the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of material loss to be remote.

On February 15, 2011, NYSE Euronext (the parent of the Sponsor) and Deutsche Boerse AG announced that they have entered into a business combination agreement subject to approval by their shareholders as well as approval by the relevant regulatory authorities in the U.S. and Europe, and other closing conditions.

Note 2 —	Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation
The value of the Trust’s portfolio securities is based on the market price of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Trustee believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures. The Trustee has established a Pricing and Investment Committee (the “Committee”) for purposes of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security. The Committee, subject to oversight by the Trustee, may use fair value pricing in a variety of circumstances, including but not limited to, situations when trading in a security has been suspended or halted. Accordingly, the Trust’s net asset value may reflect certain portfolio securities’ fair

SPDR Dow Jones Industrial Average ETF Trust
Notes to Financial Statements — (continued)
April 30, 2011 (Unaudited)

Note 2 —	Significant Accounting Policies – (continued)

values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be received on the sale of the security.

The Trust continues to follow the authoritative guidance for fair value measurements and the fair value option for financial assets and financial liabilities. The guidance for the fair value option for financial assets and financial liabilities provides the Trust the irrevocable option to measure many financial assets and liabilities at fair value with changes in fair value recognized in earnings. The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value:

•	Level 1— quoted prices in active markets for identical investments

•	Level 2— other significant observable inputs (including, but not limited to, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3— significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Trust’s net assets are computed and that may materially affect the value of the Trust’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Fair value pricing could result in a difference between the prices used to calculate the Trust’s net asset value and the prices used by the DJIA, which, in turn, could result in a difference between the Trust’s performance and the performance of the DJIA. The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments. The type of inputs used to value each security is identified in the schedule of investments, which also includes a breakdown of the Trust’s investment by industry.

Subsequent Events
Management has determined there are no subsequent events or transactions that would have materially impacted the Trust’s financial statements as presented.

SPDR Dow Jones Industrial Average ETF Trust
Notes to Financial Statements — (continued)
April 30, 2011 (Unaudited)

Note 2 —	Significant Accounting Policies – (continued)

Investment Risk
The Trust’s investments are exposed to risks, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The value of a Unit will decline, more or less, in correlation with any decline in value of the DJIA. The values of equity securities could decline generally or could underperform other investments. The Trust would not sell an equity security because the security’s issuer was in financial trouble unless that security is removed from the DJIA.

Investment Transactions
Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.

Distributions to Unitholders
The Trust declares and distributes dividends from net investment income to its Unitholders monthly. The Trust declares and distributes net realized capital gains, if any, at least annually.

Broker-dealers, at their own discretion, may offer a dividend reinvestment service under which additional Units may be purchased in the secondary market at current market prices. Investors should consult their broker-dealer for further information regarding any dividend reinvestment service offered by such broker-dealer.

Equalization
The Trust follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Trust’s Units, equivalent on a per Unit basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per Unit is unaffected by sales or reacquisitions of the Trust’s Units.

U.S. Federal Income Tax
For U.S. federal income tax purposes, the Trust has qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, (a “RIC”) and intends to continue to qualify as a RIC. As a RIC, the Trust will generally not be subject to U.S. federal income tax for any taxable year on income, including net capital gains, that it distributes to the holders of Units, provided that it distributes on a timely basis at least 90% of its “investment company taxable income” (generally, its taxable income other than net capital gain) for such taxable year. In addition, provided that the Trust distributes during each calendar year substantially all of its ordinary income and capital gains, the Trust will not be subject to U.S. federal excise tax.

SPDR Dow Jones Industrial Average ETF Trust
Notes to Financial Statements — (continued)
April 30, 2011 (Unaudited)

Note 2 —	Significant Accounting Policies – (continued)

The Trust has reviewed the tax positions for the open tax years as of October 31, 2010 and has determined that no provision for income tax is required in the Trusts’ Financial Statements. The Trust’s federal tax returns for the prior three fiscal years remain subject to examination by the Trust’s major tax jurisdictions, which include the United States of America and the State of New York.

During the six months ended April 30, 2011, the Trust reclassified $403,548,127 of non-taxable net security gains realized in the in-kind redemption of Creation Units (Note 4) as an increase to paid in capital in the Statement of Assets and Liabilities. At April 30, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, the cost was $11,434,582,532, gross unrealized appreciation was $519,980,842 and gross unrealized depreciation was $1,129,452,192, resulting in net unrealized depreciation of $609,471,350.

At October 31, 2010, the Trust had the following capital loss carryforwards which may be used to offset any net realized gains, expiring October 31:

2011	$68,716,435
2012	221,460,584
2014	52,316
2016	506,750,845
2017	779,537,215
2018	4,715,695

Note 3 —	Transactions with the Trustee and Sponsor
In accordance with the Trust Agreement, the Trustee maintains the Trust’s accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including filing of certain regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of Creation Units of the Trust, and for adjusting the composition of the Trust’s portfolio from time to time to conform to changes in the composition and/or weighting structure of the DJIA. For these services, the Trustee received a fee at the following annual rates for the six months ended April 30, 2011:

Net asset value of the Trust	Fee as a percentage of net asset value of the Trust

$0 – $499,999,999	10/100 of 1% per annum plus or minus the Adjustment Amount
$500,000,000 – $2,499,999,999	8/100 of 1% per annum plus or minus the Adjustment Amount
$2,500,000,000 – and above	6/100 of 1% per annum plus or minus the Adjustment Amount

The Adjustment Amount is the sum of (a) the excess or deficiency of transaction fees received by the Trustee, less the expenses incurred in processing orders for creation and redemption of units and (b) the amounts earned by the Trustee with respect to the cash held by the Trustee for the benefit of the Trust. During the six months ended

SPDR Dow Jones Industrial Average ETF Trust
Notes to Financial Statements — (continued)
April 30, 2011 (Unaudited)

Note 3 —	Transactions with the Trustee and Sponsor – (continued)

April 30, 2011, the Adjustment Amount reduced the Trustee’s fee by $238,138. The Adjustment Amount included an excess of net transaction fees from processing orders of $221,696 and a Trustee earning credit of $16,442.

The Sponsor, a wholly-owned subsidiary of NYSE Euronext, agreed to reimburse the Trust for, or assume, the ordinary operating expenses of the Trust which exceeded 18.00/100 of 1% per annum of the daily net asset value of the Trust. There were no such reimbursements by the Sponsor for the six months ended April 30, 2011 and the fiscal years ended October 31, 2010, October 31, 2009 and October 31, 2008.

Dow Jones & Company, Inc. (“Dow Jones”) and State Street Global Markets, LLC (“SSGM”) have entered into a License Agreement. The License Agreement grants SSGM, an affiliate of the Trustee, a license to use the DJIA as a basis for determining the composition of the Portfolio and to use certain trade names and trademarks of Dow Jones in connection with the Portfolio. The Trustee on behalf of the Trust, the Sponsor and NYSE Arca, Inc. have each received a sublicense from SSGM for the use of the DJIA and such trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the owners of beneficial interest of Units. Currently, the License Agreement is scheduled to terminate on December 31, 2017, but its term may be extended without the consent of any of the owners of beneficial interests of Units. Pursuant to such arrangements and in accordance with the Trust Agreement, the Trust reimburses the Sponsor for payment of fees under the License Agreement to Dow Jones equal to 0.05% on the first $1 billion of the then rolling average asset balance, and 0.04% on any excess rolling average asset balance over and above $1 billion. The minimum annual fee for the Trust is $1 million.

The Sponsor has entered into an agreement with SSGM (the “Marketing Agent”) pursuant to which the Marketing Agent has agreed to market and promote the Trust. The Marketing Agent is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. Expenses incurred by the Marketing Agent include but are not limited to: printing and distribution of marketing materials describing the Trust, associated legal, consulting, advertising and marketing costs and other out-of-pocket expenses.

Note 4 —	Shareholder Transactions
Units are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 Units. Such transactions are only permitted on an in-kind basis, with a separate cash payment which is equivalent to the undistributed net investment income per unit (income equalization) and a balancing cash component to equate the transaction to the net asset value per Unit of the Trust on the transaction date. A transaction fee of $1,000 is charged in connection with each creation or redemption of Creation Units through the clearing process per participating party per day, regardless of the number of Creation Units created or redeemed. In the case of creations and redemptions outside of the clearing process, the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit per Creation Unit redeemed, and such amount is deducted from the amount delivered to the redeemer. Transaction fees are received by the Trustee and used to defray the expense of processing orders.

SPDR Dow Jones Industrial Average ETF Trust
Notes to Financial Statements — (continued)
April 30, 2011 (Unaudited)

Note 5 —	Investment Transactions
For the six months ended April 30, 2011, the Trust had net in-kind contributions, net in-kind redemptions, purchases and sales of investment securities of $7,460,267,630, $5,959,815,088, $11,609,258 and $14,071,990 respectively. Net realized gain (loss) on investment transactions in the Statement of Operations includes net gains resulting from in-kind transactions of $403,548,127.

SPDR Dow Jones Industrial Average ETF Trust
Other Information
April 30, 2011 (Unaudited)

Comparison of Total Returns Based on NAV and Bid/Ask Price (1)
The table below is provided to compare the Trust’s total pre-tax returns at NAV with the total pre-tax returns based on bid/ask price and the performance of the DJIA. Past performance is not necessarily an indication of how the Trust will perform in the future.

Cummulative Total Return

	1 Year	5 Year	10 Year

SPDR DJIA Trust
Return Based on NAV	19.25%	27.90%	49.52%
Return Based on Bid/Ask Price	19.27%	27.83%	49.76%
DJIA	19.50%	28.85%	52.01%

Average Annual Total Return

	1 Year	5 Year	10 Year

SPDR DJIA Trust
Return Based on NAV	19.25%	5.04%	4.10%
Return Based on Bid/Ask Price	19.27%	5.03%	4.12%
DJIA	19.50%	5.20%	4.28%

(1)	The Bid/Ask Price is calculated based on the midpoint of the best bid and best offer on NYSE Arca at 4:00 pm. From April 3, 2001 to November 6, 2008, the Bid/Ask price was the midpoint of the best bid best offer on NYSE Amex (formerly the American Stock Exchange) at 4 pm. Prior to April 3, 2001, the calculation of the Bid/Ask price was based on the midpoint of the best bid and best offer at the closing of trading on the American Stock Exchange, ordinarily 4:15 p.m.

SPDR Dow Jones Industrial Average ETF Trust

Sponsor
PDR Services LLC
c/o NYSE Euronext
11 Wall Street
New York, NY 10005

Trustee
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110